UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 24, 2005 (August 24, 2005)

PROTALEX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28385	91-2003490
(Commission File Number)	(IRS Employer Identification No.)

145 Union Square Drive, New Hope, PA	18938
(Address of Principal Executive Offices)	(Zip Code)

215-862-9720
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

(c)  On August 24, 2005, John E. Doherty, 53 informed the Company that he will not seek reelection to the Board of Directors at the Company’s upcoming Annual Shareholders Meeting. Mr. Doherty will remain on the Board until the expiration of his current term on October 25, 2005. There was no disagreement between Mr. Doherty and the Company regarding any matter relating to the Company’s operations, policies or practices.

The press release, dated August 24, 2005, announcing Mr. Doherty’s resignation is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibit

(c) Exhibits.

99.1	Press release dated August 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protalex, Inc. (Registrant)

Date: 8/24/05	By:	/s/ Marc L. Rose
Name: Marc L. Rose
Title: Vice President of Finance, Chief Financial Officer, Treasurer and Corporate Secretary